[DOCUMENT-COUNT]     2
[NOTIFY]     104521,1765
[SROS]     AMEX
[FILER]
[CIK]     0001013240
[CCC]     s*qta6hi
[PERIOD]     09/30/96
[ITEMS]     8

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)______October 25, 1996_____




           ____________________ICG COMMUNICATIONS,INC._______________________
                (Exact name of registrant as specified in charter)


Delaware                             1-111965             84-1342022_______
(Jurisdiction of Incorporation)    (Commission)   (IRS Employer File Number)
                                                     Identification No.)

                     9605 East Maroon Circle, Englewood, CO 80112
                        P.O. Box 6742, Englewood, CO 80155-6742
                        (Address of Principal executive offices)


Registrant's telephone number, including area codes (303) 572-5960

Item 8.        Change in Fiscal Year


          The Board of Directors of ICG Communications,Inc., a Delaware

corporation (the "Corporation"), has determined, during a meeting of the

Board of Directors of the Corporation held on October 23, 1996, to change its fiscal year end from September 30 to December 31.  The change in fiscal year will go into effect as of the end of the current fiscal year, September 30,

1996, and will be followed by a three-month transition period ending December

31, 1996.  The next full twelve-month fiscal year will commence on January 1,

1997.


          The report covering the transition period resulting from the change in fiscal year will be a Transition Report on Form 10-K filed by the

Corporation with the Securities and Exchange Commission.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 25, 1996                 ICG COMMUNICATIONS, INC.



                                         By: /s/ John D. Field______
                                             John D. Field
                                             Executive Vice President
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